UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22760

Oppenheimer Global Multi-Alternatives Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  September 30

Date of reporting period:  3/31/2016

Item 1.  Reports to Stockholders.

Semiannual Report	3/31/2016

Oppenheimer Global Multi- Alternatives Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 3/31/16

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index
6-Month	-1.00%	-6.69%	0.10%

1-Year	-4.42	-9.91	0.12

Since Inception (12/28/12)	-0.83	-2.61	0.07

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned -1.00% during the reporting period. On a relative basis, the Fund underperformed the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Index”), which returned 0.10% during the same period. During this period, several alternative asset classes the Fund invests in experienced declines, while short-term U.S. Government securities generally produced muted performance, resulting in the Fund’s relative underperformance versus the Index. The Fund’s Currency Alpha strategy was the most significant detractor from performance this period.

MARKET OVERVIEW

Over the first half of the reporting period, continued volatility in oil, weak economic data in some emerging markets, and mixed data in much of the developed world helped contribute to a volatile close to 2015. Ironically, the strong November U.S. payrolls report and subsequent high expectations of a Federal Reserve (“Fed”) hike brought out sellers as equity markets approached their early summer highs. The Fed finally hiked interest rates 0.25% in December, which followed a somewhat underwhelming easing program by the European Central Bank (“ECB”) earlier in the month.

2016 started off with credit markets widening amid stock market weakness, as government bond yields fell. The 10-year U.S. Treasury began the year at just over 2.20% but had fallen below 2% by the end of January. The Fed’s statement in late January suggested the central bank would continue gradually raising rates this year, which further roiled markets as global growth continued to show risk of slowing further. Risk asset weakness and the Bank of Japan (“BoJ”) cutting rates to negative levels at the end of January helped U.S. Treasury yields fall dramatically toward all-time lows by mid-February.

By mid-February, markets began to turn positive. The ECB hinted it would likely ease further, the BoJ’s tone remained dovish, China signaled it would provide further stimulus, and better than expected economic data helped turn sentiment. A dovish Fed statement in mid-March and further dovish statements from Chair Yellen (sometimes at odds with other Fed speakers) helped the better trend in risk sentiment persist.

Over the first half of the reporting period, foreign exchange markets saw the U.S. dollar rally continue. The market shifted in late January when the Bank of Japan surprised and cut interest rates to negative levels. The Fed closely followed with a dovish January statement citing concerns over slowing growth inflation and investment. They also added “The Committee is closely

3      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

monitoring global economic and financial developments…” The euro subsequently jumped, moving from U.S. $1.08 up to $1.12. The yen also rallied against the dollar jumping from ¥121 to ¥112 to the dollar over a two-week period.

The move to negative interest rates in Japan caused some of the lowest yielding bonds in the world to rally further. Japanese 10-year government bonds rallied from 0.27% prior to the BoJ action down to -0.09% by the last week of the reporting period. German 10-year bunds rallied from 0.63% to a low of 0.10% at the end of February before settling at period end at 0.15%. Low yields across many developed markets helped rates in emerging markets as well. Brazilian 10-year yields fell from approximately 16.5% to 14% by period end, Indian 10-year year bonds yields fell from 7.75% to 7.50%, and South Korean yields rallied from 2.10% to 1.80%. 10-year U.S. Treasury yields dropped from 2.20% to 1.77% at period end.

FUND REVIEW

As mentioned earlier, the Fund’s Currency Alpha strategy was the most significant detractor from performance this reporting period. Our Currency Alpha Strategy is a total return strategy focusing on fundamental and systematic dislocations across currency markets. The strategy can be long and/or short currencies against the U.S. dollar. It has a go-anywhere mandate across currencies and seeks opportunities regardless of dollar bull or bear market cycles. During the reporting period, the Currency Alpha strategy had a U.S. dollar long bias, mainly driven by macro environment and the Fed moving forward with the normalization in interest rates. This positioning worked against the Fund as the U.S. dollar sold off during the first quarter of 2016.

Our exposure to master limited partnerships (“MLPs”) also detracted from performance. Energy infrastructure MLPs may offer price appreciation as well as steady income.

The asset class experienced a difficult reporting period. Crude oil and natural gas prices continued to drive sentiment over the period. Technical influences, such as the U.S. Dollar’s relationship with crude oil prices, exerted heightened influence on trading. Further, energy related equities and energy commodity prices remained highly correlated over the period. Despite resilient operating performance, midstream equity performance was negative over the period and significant volatility was pervasive. While we have little certainty on when markets will normalize, we believe that when the negative price sentiment fades fundamentals will eventually come back into focus. In our view, the midstream MLP business model has become increasingly fee-based and if production declines persist, prices will have to go higher to meet global demand. Also, given the relatively low yield environment we are facing, over the long-term we believe investor interest in income generating asset classes will remain strong, and that MLPs are positioned to benefit.

4      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

The Fund’s top performer was its exposure to global real estate through Oppenheimer Global Real Estate Fund. The real estate market has maintained its strong performance during the reporting period. We continue to see value in real estate assets based on attractive spreads versus the government bond yields and continued strong demand. Moreover, attractive valuations in Europe in conjunction with additional quantitative easing measures should provide additional support.

The Fund’s risk management overlay was also a positive contributor to performance. Given appropriate market conditions, the Fund periodically utilizes risk management overlays in an attempt to control and manage volatility, hedge unwanted risks, and maximize risk-adjusted returns. After reducing many of the real asset alternatives and holding no exposure in commodities, the Fund was positioned somewhat conservatively versus its peers in terms of fund volatility and sensitivity to equities. To offset this risk, we increased equity market exposure and upside market potential through derivatives. This proved to be a constructive strategy during the period, as these upside hedges were a capital and cost effective way to participate in the equity market rebound.

STRATEGY & OUTLOOK

The Fund is comprised of a flexible blend of alternative strategies and assets and is designed to be a turnkey alternative solution that improves the risk/reward tradeoff of a traditional balanced portfolio. We classify alternatives into three categories: Alpha alternatives, such as Global Multi Strategies, Fundamental Alpha Strategies, and the Currency Alpha Strategy, rely less on the direction of major markets and economic factors to generate returns. Income alternatives (e.g. MLPs, loans, and event-linked bonds) provide exposure to relatively stable income producing assets with less interest rate sensitivity than traditional fixed income allocations. Real asset alternatives, like Global Real Estate, could help guard against inflation over the long-term. We combine these strategies and assets to provide a core, alternative exposure that can potentially offset some of the risk from equity drawdowns, rising interest rates and inflationary shocks.

As we look ahead, we expect a continuation in this year’s seesaw behavior, in which global markets alternate between risk-on and risk-off. Our view is informed by the divergence in policy across the world’s major economies, as the U.S. looks to continue to normalize interest rates, while Europe, Japan, and China maintain and may even expand stimulative policy measures. As well as most developed equity market valuations are relatively full in comparison to history and we are seeing a relatively weaker economic picture. Our macro regime framework continues to indicate that most of the global economy remains in the “slowdown” regime, which typically foretells mediocre asset returns and significant uncertainty. This muted growth outlook coupled with lack of consistent direction is

5      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

causing a high degree of financial market uncertainty that may persist for some time. In such an environment, further diversifying in alternatives can improve the risk /reward profile for investors. Thus we believe that diversifying risk, controlling volatility and managing the downside will be a winning strategy going forward. Because the Fund is comprised of a number of different alternative assets and strategies, with diversifying properties as well as the potential to generate attractive total returns, we believe it can play a particularly valuable role in investors’ portfolios.

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Top Holdings and Allocations

PORTFOLIO ALLOCATION
Investment Companies Alternative Funds	80.3%
Domestic Fixed Income Fund	10.6
Money Market Fund	3.7
Common Stocks	5.3
Over-the-Counter Options Purchased	0.1

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2016, and are based on the total market value of investments.

TOP TEN HOLDINGS
Oppenheimer Fundamental Alternatives Fund, Cl. I	32.2%
Oppenheimer Global Multi Strategies Fund, Cl. I	31.6
Oppenheimer Master Event-Linked Bond Fund, LLC	10.6
Oppenheimer Master Loan Fund, LLC	10.5
Oppenheimer Global Real Estate Fund, Cl. I	5.6
Oppenheimer Institutional Money Market Fund, Cl. E	3.7
Magellan Midstream Partners LP	0.5
Sunoco Logistics Partners LP	0.5
Enterprise Products Partners LP	0.5
TC PipeLines LP	0.4

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2016, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

7      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 3/31/16
	Inception			Since
	Date	6-Month	1-Year	Inception
Class A (ODAAX)	12/28/12	-1.00%	-4.42%	-0.83%
Class C (ODACX)	12/28/12	-1.49	-5.24	-1.81
Class I (ODAIX)	12/28/12	-0.82	-4.03	-0.48
Class R (ODANX)	12/28/12	-1.22	-4.75	-1.31
Class Y (ODAYX)	12/28/12	-0.99	-4.40	-0.78

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 3/31/16
	Inception			Since
	Date	6-Month	1-Year	Inception
Class A (ODAAX)	12/28/12	-6.69%	-9.91%	-2.61%
Class C (ODACX)	12/28/12	-2.47	-6.18	-1.81
Class I (ODAIX)	12/28/12	-0.82	-4.03	-0.48
Class R (ODANX)	12/28/12	-1.22	-4.75	-1.31
Class Y (ODAYX)	12/28/12	-0.99	-4.40	-0.78

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75% and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index. The Bank of America Merrill Lynch 3-month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

8      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended March 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During 6 Months Ended March 31, 2016

Class A	$1,000.00	$990.00	$4.39

Class C	1,000.00	985.10	8.67

Class I	1,000.00	991.80	2.39

Class R	1,000.00	987.80	6.08

Class Y	1,000.00	990.10	3.99

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,020.60	4.46

Class C	1,000.00	1,016.30	8.81

Class I	1,000.00	1,022.60	2.43

Class R	1,000.00	1,018.90	6.18

Class Y	1,000.00	1,021.00	4.05

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended March 31, 2016 are as follows:

Class	Expense Ratios
Class A	0.88%
Class C	1.74
Class I	0.48
Class R	1.22
Class Y	0.80

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

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STATEMENT OF INVESTMENTS March 31, 2016 Unaudited

	Shares	Value

Investment Companies—94.1%[1]
Alternative Funds—79.9%
Oppenheimer Fundamental Alternatives Fund, Cl. I	414,454	$11,231,706

Oppenheimer Global Multi Strategies Fund, Cl. I	435,455	11,034,437

Oppenheimer Global Real Estate Fund, Cl. I	172,521	1,947,766

Oppenheimer Master Event-Linked Bond Fund, LLC	242,167	3,685,379

		27,899,288

Domestic Fixed Income Fund—10.5%
Oppenheimer Master Loan Fund, LLC	253,464	3,673,795

Money Market Fund—3.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.46%[2]	1,278,743	1,278,743

Total Investment Companies (Cost $33,814,312)		32,851,826

Common Stocks—5.3%

Buckeye Partners LP3	1,375	93,417

EQT Midstream Partners LP3	985	73,314

Energy Transfer Partners LP3	4,465	144,398

Energy Transfer Equity LP3	10,450	74,508

Enterprise Products Partners LP3	6,905	170,001

Genesis Energy LP3	1,720	54,679

MPLX LP3	2,359	70,039

Magellan Midstream Partners LP3	2,660	183,008

NGL Energy Partners LP3	2,915	21,921

NuStar Energy LP3	110	4,444

NuStar GP Holdings LLC[3]	1,910	39,594

Plains All American Pipeline LP3	3,145	65,951

Plains GP Holdings LP, Cl. A	2,300	19,987

Shell Midstream Partners LP3	1,358	49,716

Sunoco Logistics Partners LP3	7,145	179,125

TC PipeLines LP3	3,135	151,170

Tallgrass Energy GP LP, Cl. A	4,268	78,873

Tallgrass Energy Partners LP3	1,000	38,320

Targa Resources Corp.	1,911	57,062

Tesoro Logistics LP3	1,450	66,207

TransMontaigne Partners LP3	815	29,870

Western Gas Partners LP3	940	40,805

Westlake Chemical Partners LP3	1,925	37,923

Williams Cos., Inc. (The)	2,840	45,639

Williams Partners LP3	2,915	59,612

Total Common Stocks (Cost $2,253,626)		1,849,583

			Exercise	Expiration
	Counterparty		Price	Date		Contracts

Over-the-Counter Options Purchased—0.1%
AUD Currency Call[4,5]	BOA	NZD	1.1100	04/07/2016	AUD	1,570,000	4,566
CAD Currency Put[4]	GSG	CAD	1.4000	05/24/2016	CAD	2,400,000	1,186
CAD Currency Put[4,6]	CITNA-B	MXN	12.2000	04/13/2016	CAD	88,500	15
CAD Currency Put[4,7]	CITNA-B	MXN	12.0000	07/13/2016	CAD	88,500	1,016
CHF Currency Put[4,8]	BOA	JPY	110.0000	11/24/2016	CHF	93,400	17,431
GBP Currency Put[4,9]	BOA	USD	1.4100	04/21/2016	GBP	1,570,000	6,539

12      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

			Exercise	Expiration
	Counterparty		Price	Date		Contracts	Value

Over-the-Counter Options Purchased (Continued)
JPY Currency Call[4,10]	GSG	KRW	10.6000	04/11/2016	JPY	8,917,000	$3,438
TWD Currency Put[4,11]	DEU	TWD	35.3000	04/15/2016	TWD	88,500	2

Total Over-the-Counter Options Purchased (Cost $101,292)							34,193

Total Investments, at Value (Cost $36,169,230)						99.5%	34,735,602

Net Other Assets (Liabilities)						0.5	176,387

Net Assets						100.0%	$34,911,989

Footnotes to Statement of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares
	September 30,	Gross	Gross	Shares
	2015	Additions	Reductions	March 31, 2016

Oppenheimer Fundamental Alternatives Fund, Cl. I	496,582	4,774	86,902	414,454
Oppenheimer Global Multi Strategies Fund, Cl. I	518,024	13,561	96,130	435,455
Oppenheimer Global Real Estate Fund, Cl. I	204,549	2,743	34,771	172,521
Oppenheimer Institutional Money Market Fund, Cl. E	—	6,938,785	5,660,042	1,278,743
Oppenheimer Master Event-Linked Bond Fund, LLC	270,965	—	28,798	242,167
Oppenheimer Master Loan Fund, LLC	425,727	—	172,263	253,464

		Value	Income	Realized Loss

Oppenheimer Fundamental Alternatives Fund, Cl. I		$11,231,706	$131,541	$10,900
Oppenheimer Global Multi Strategies Fund, Cl. I		11,034,437	295,481	219,113
Oppenheimer Global Real Estate Fund, Cl. I		1,947,766	29,888	15,043
Oppenheimer Institutional Money Market Fund, Cl. E		1,278,743	1,230	—
Oppenheimer Master Event-Linked Bond Fund, LLC		3,685,379	105,864[a]	43,698 [a]
Oppenheimer Master Loan Fund, LLC		3,673,795	141,430 [b]	63,548[b]

Total		$32,851,826	$705,434	$352,302

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

2. Rate shown is the 7-day yield at period end.

3. Security is a Master Limited Partnership.

4. Non-income producing security.

5. Knock-out option becomes ineligible for exercise if at any time spot rates are greater than or equal to 1.155 AUD per 1 NZD.

6. One-Touch Binary option becomes eligible for exercise if at any time spot rates are less than or equal to 12.2 MXN per 1 CAD. Knock-out option becomes ineligible for exercise if at any time spot rates are less than or equal to 11.5 MXN per 1 CAD.

13      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

7. One-Touch Binary option becomes eligible for exercise if at any time spot rates are less than or equal to 12.0 MXN per 1 CAD. Knock-out option becomes ineligible for exercise if at any time spot rates are less than or equal to 11.5 MXN per 1 CAD.

8. Digital option becomes eligible for exercise if at any time spot rates are less than or equal to 110 JPY per 1 CHF.

9. Knock-out option becomes ineligible for exercise if at any time spot rates are less than or equal to 1.345 USD per 1 GBP.

10. Digital option becomes eligible for exercise if at any time spot rates are greater than or equal to 10.60 KRW per 1 JPY. Knock-out option becomes ineligible for exercise if at any time spot rates are greater than or equal to 11.20 KRW per 1 JPY.

11. Digital option becomes eligible for exercise if at any time spot rates are greater than or equal to 35.30 TWD per 1 USD.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$34,701,409	99.9%
Switzerland	17,431	0.1
United Kingdom	6,539	0.0
Australia	4,567	0.0
Japan	3,438	0.0
Canada	2,216	0.0
Taiwan	2	0.0

Total	$34,735,602	100.0%

Forward Currency Exchange Contracts as of March 31, 2016
			Currency
	Settlement		Purchased	Currency Sold		Unrealized	Unrealized
Counterparty	Month(s)		(000’s)	(000’s)		Appreciation	Depreciation

BOA	06/2016	JPY	54,729	USD	492	$—	$4,401
CITNA-B	06/2016	EUR	290	USD	330	902	—
HSBC	06/2016	USD	107	EUR	95	—	1,854
JPM	06/2016	USD	491	KRW	568,000	—	4,151
NOM	06/2016	KRW	653,000	USD	549	19,728	—
NOM	06/2016	USD	549	JPY	62,271	—	5,225

Total Unrealized Appreciation and Depreciation						$20,630	$15,631

Futures Contracts as of March 31, 2016
				Number		Unrealized
			Expiration	of		Appreciation
Description	Exchange	Buy/Sell	Date	Contracts	Value	(Depreciation)

S&P 500 E-Mini Index	CME	Buy	6/17/16	14	$1,436,050	$29,679
STOXX Europe 600 Index	EUX	Sell	6/17/16	56	1,056,517	(8,318)
United States Treasury Nts., 10 yr.	CBT	Sell	6/21/16	10	1,303,906	2,129

						$23,490

Over-the-Counter Options Written at March 31, 2016
		Exercise	Expiration			Premiums
Description	Counterparty	Price	Date	Number of Contracts		Received	Value

CAD Currency Put	GSG CAD	1.450	5/24/16	CAD	(4,800,000)	$18,633	$(235)

EUR Currency Call	DEU USD	1.133	9/21/16	EUR	(1,571,000)	47,886	(59,611)

14      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

Over-the-Counter Options Written at March 31, 2016(Continued)
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value

EUR Currency Put	DEU USD	1.133	9/21/16	EUR	(1,571,000)	$47,815	$(40,425)

JPY Currency Call	NOM KRW	11.300	6/13/16	JPY	(392,300,000)	38,319	(8,833)

Total Over-the-Counter Options Written						$152,653	$(109,104)

Glossary:
Counterparty Abbreviations
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
NOM	Nomura Global Financial Products, Inc.

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound Sterling
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
NZD	New Zealand Dollar
TWD	New Taiwan Dollar

Definitions
S&P	Standard & Poor’s

Exchange Abbreviations
CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchanges
EUX	European Stock Exchange

See accompanying Notes to Financial Statements.

15      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2016 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $2,354,918)	$1,883,776
Affiliated companies (cost $33,814,312)	32,851,826

34,735,602

Cash	50,254

Cash used for collateral on futures	221,000

Unrealized appreciation on forward currency exchange contracts	20,630

Receivables and other assets:
Investments sold	30,143
Shares of beneficial interest sold	19,308
Variation margin receivable	10,523
Dividends	282
Other	7,235

Total assets	35,094,977

Liabilities
Unrealized depreciation on forward currency exchange contracts	15,631

Options written, at value (premiums received $152,653)	109,104

Payables and other liabilities:
Legal, auditing and other professional fees	20,614
Investments purchased	10,069
Distribution and service plan fees	6,980
Shareholder communications	6,783
Shares of beneficial interest redeemed	6,404
Variation margin payable	6,340
Trustees’ compensation	548
Other	515

Total liabilities	182,988

Net Assets	$34,911,989

Composition of Net Assets
Par value of shares of beneficial interest	$3,787

Additional paid-in capital	38,648,412

Accumulated net investment loss	(145,121)

Accumulated net realized loss on investments and foreign currency transactions	(2,233,486)

Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(1,361,603)

Net Assets	$34,911,989

16      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $26,436,648 and 2,861,563 shares of beneficial interest outstanding)	$9.24

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$9.80

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $4,536,833 and 497,315 shares of beneficial interest outstanding)	$9.12

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $9,764 and 1,053 shares of beneficial interest outstanding)	$9.27

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,236,945 and 243,838 shares of beneficial interest outstanding)	$9.17

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $1,691,799 and 182,862 shares of beneficial interest outstanding)	$9.25

See accompanying Notes to Financial Statements.

17      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

STATEMENT OF OPERATIONS For the Six Months Ended March 31, 2016 Unaudited

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$105,801
Dividends	63
Net expenses	(8,517)

Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	97,347

Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	141,254
Dividends	176
Net expenses	(8,737)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	132,693

Total allocation of net investment income from master funds	230,040

Investment Income
Dividends:
Unaffiliated companies	8,059
Affiliated companies	458,140

Interest	539

Total investment income	466,738

Expenses
Management fees	166,692

Distribution and service plan fees:
Class A	22,305
Class C	23,477
Class R	5,601

Transfer and shareholder servicing agent fees:
Class A	29,855
Class C	5,173
Class I	2
Class R	2,470
Class Y	5,635

Shareholder communications:
Class A	4,880
Class C	1,430
Class R	397
Class Y	2,022

Legal, auditing and other professional fees	33,983

Borrowing fees	372

Trustees’ compensation	316

Custodian fees and expenses	52

Other	6,446

Total expenses	311,108
Less reduction to custodian expenses	(52)
Less waivers and reimbursements of expenses	(133,408)

Net expenses	177,648

Net Investment Income	519,130

18      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies (includes premiums on options exercised)(net of foreign capital gains tax of $369)	$(249,340)
Affiliated companies	(245,056)
Closing and expiration of option contracts written	144,529
Closing and expiration of futures contracts	223,663
Foreign currency transactions	39,634
Swap contracts	37,060

Net realized loss allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(43,698)
Oppenheimer Master Loan Fund, LLC	(63,548)

Net realized loss	(156,756)

Net change in unrealized appreciation/depreciation on:
Investments	(513,811)
Translation of assets and liabilities denominated in foreign currencies	(286,938)
Futures contracts	40,431
Option contracts written	14,825
Swap contracts	1,247

Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(27,823)
Oppenheimer Master Loan Fund, LLC	(175,029)

Net change in unrealized appreciation/depreciation	(947,098)

Net Decrease in Net Assets Resulting from Operations	$(584,724)

1. The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 4 of the accompanying Notes.

See accompanying Notes to Financial Statements.

19      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015

Operations
Net investment income	$519,130	$1,115,404

Net realized loss	(156,756)	(2,221,793)

Net change in unrealized appreciation/depreciation	(947,098)	(283,263)

Net decrease in net assets resulting from operations	(584,724)	(1,389,652)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(534,960)	(896,522)
Class C	(51,107)	(103,520)
Class I	(232)	(321)
Class R	(36,493)	(45,439)
Class Y	(122,859)	(308,461)

	(745,651)	(1,354,263)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(857,951)	(1,474,309)
Class C	(210,819)	337,740
Class I	10	(1)
Class R	(16,064)	893,201
Class Y	(5,858,164)	(2,608,590)

	(6,942,988)	(2,851,959)

Net Assets
Total decrease	(8,273,363)	(5,595,874)

Beginning of period	43,185,352	48,781,226

End of period (including accumulated net investment income (loss) of $(145,121) and $81,400, respectively)	$34,911,989	$43,185,352

See accompanying Notes to Financial Statements.

20      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Year Ended September 30, 2014	Period Ended September 30, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$9.52	$10.07	$9.70	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.12	0.24	0.17	0.05
Net realized and unrealized gain (loss)	(0.22)	(0.52)	0.21	(0.31)

Total from investment operations	(0.10)	(0.28)	0.38	(0.26)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.27)	(0.01)	0.00
Tax return of capital distribution	0.00	0.00	0.00	(0.04)

Total dividends and/or distributions to shareholders	(0.18)	(0.27)	(0.01)	(0.04)

Net asset value, end of period	$9.24	$9.52	$10.07	$9.70

Total Return, at Net Asset Value[3]	(1.00)%	(2.80)%	3.87%	(2.62)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,436	$28,124	$31,356	$17,126

Average net assets (in thousands)	$27,127	$29,537	$21,771	$13,540

Ratios to average net assets:[4,5]
Net investment income	2.69%	2.47%	1.66%	0.62%
Expenses excluding specific expenses listed below	1.57%	1.09%	0.63%	0.99%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	1.57%	1.09%	0.63%	0.99%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.88%	0.77%	0.63%	0.99%

Portfolio turnover rate	2%	52%	107%	5%

1. For the period from December 28, 2012 (commencement of operations) to September 30, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.    Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Includes the Fund’s shares of the allocated expenses and/or net investment income from the Master Funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2016	2.17%
Year Ended September 30, 2015	1.33%
Year Ended September 30, 2014	1.28%
Period Ended September 30, 2013	1.67%

See accompanying Notes to Financial Statements.

21      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Year Ended September 30, 2014	Period Ended September 30, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$9.36	$9.91	$9.64	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.08	0.14	0.06	(0.03)
Net realized and unrealized gain (loss)	(0.22)	(0.49)	0.22	(0.32)

Total from investment operations	(0.14)	(0.35)	0.28	(0.35)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.20)	(0.01)	0.00
Tax return of capital distribution	0.00	0.00	0.00	(0.01)

Total dividends and/or distributions to shareholders	(0.10)	(0.20)	(0.01)	(0.01)

Net asset value, end of period	$9.12	$9.36	$9.91	$9.64

Total Return, at Net Asset Value[3]	(1.49)%	(3.58)%	2.86%	(3.54)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,537	$4,872	$4,821	$2,145

Average net assets (in thousands)	$4,699	$5,070	$3,421	$1,131

Ratios to average net assets:[4,5]
Net investment income (loss)	1.82%	1.49%	0.65%	(0.47)%
Expenses excluding specific expenses listed below	2.43%	1.99%	1.60%	2.20%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	2.43%	1.99%	1.60%	2.20%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.74%	1.64%	1.60%	2.20%

Portfolio turnover rate	2%	52%	107%	5%

1. For the period from December 28, 2012 (commencement of operations) to September 30, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.    Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Includes the Fund’s shares of the allocated expenses and/or net investment income from the Master Funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2016	3.03%
Year Ended September 30, 2015	2.23%
Year Ended September 30, 2014	2.25%
Period Ended September 30, 2013	2.88%

See accompanying Notes to Financial Statements.

22      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

Class I	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Year Ended September 30, 2014	Period Ended September 30, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$9.57	$10.11	$9.70	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.14	0.28	0.19	0.06
Net realized and unrealized gain (loss)	(0.22)	(0.51)	0.23	(0.31)

Total from investment operations	(0.08)	(0.23)	0.42	(0.25)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.31)	(0.01)	0.00
Tax return of capital distribution	0.00	0.00	0.00	(0.05)

Total dividends and/or distributions to shareholders	(0.22)	(0.31)	(0.01)	(0.05)

Net asset value, end of period	$9.27	$9.57	$10.11	$9.70

Total Return, at Net Asset Value[3]	(0.82)%	(2.37)%	4.28%	(2.49)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10	$10	$11	$10

Average net assets (in thousands)	$10	$10	$10	$10

Ratios to average net assets:[4,5]
Net investment income	3.10%	2.80%	1.91%	0.79%
Expenses excluding interest and fees from borrowings	1.16%	0.63%	0.26%	0.76%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	1.16%	0.63%	0.26%	0.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.48%	0.35%	0.26%	0.76%

Portfolio turnover rate	2%	52%	107%	5%

1. For the period from December 28, 2012 (commencement of operations) to September 30, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.    Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Includes the Fund’s shares of the allocated expenses and/or net investment income from the Master Funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2016	1.76%
Year Ended September 30, 2015	0.87%
Year Ended September 30, 2014	0.91%
Period Ended September 30, 2013	1.44%

See accompanying Notes to Financial Statements.

23      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Year Ended September 30, 2014	Period Ended September 30, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$9.44	$10.00	$9.67	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.11	0.18	0.11	(0.00)[3]
Net realized and unrealized gain (loss)	(0.23)	(0.49)	0.23	(0.32)

Total from investment operations	(0.12)	(0.31)	0.34	(0.32)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.15)	(0.25)	(0.01)	0.00
Tax return of capital distribution	0.00	0.00	0.00	(0.01)

Total dividends and/or distributions to shareholders	(0.15)	(0.25)	(0.01)	(0.01)

Net asset value, end of period	$9.17	$9.44	$10.00	$9.67

Total Return, at Net Asset Value[4]	(1.22)%	(3.16)%	3.47%	(3.21)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,237	$2,316	$1,542	$651

Average net assets (in thousands)	$2,244	$2,028	$1,021	$298

Ratios to average net assets:[5,6]
Net investment income (loss)	2.34%	1.83%	1.12%	(0.05)%
Expenses excluding specific expenses listed below	1.90%	1.49%	1.07%	1.83%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%	0.00%

Total expenses[8]	1.90%	1.49%	1.07%	1.83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.22%	1.13%	1.07%	1.77%

Portfolio turnover rate	2%	52%	107%	5%

1. For the period from December 28, 2012 (commencement of operations) to September 30, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.    Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Includes the Fund’s shares of the allocated expenses and/or net investment income from the Master Funds.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2016	2.50%
Year Ended September 30, 2015	1.73%
Year Ended September 30, 2014	1.72%
Period Ended September 30, 2013	2.51%

See accompanying Notes to Financial Statements.

24      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

Class Y	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Year Ended September 30, 2014	Period Ended September 30, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$9.53	$10.08	$9.69	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.16	0.25	0.17	0.04
Net realized and unrealized gain (loss)	(0.25)	(0.52)	0.23	(0.31)

Total from investment operations	(0.09)	(0.27)	0.40	(0.27)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.19)	(0.28)	(0.01)	0.00
Tax return of capital distribution	0.00	0.00	0.00	(0.04)

Total dividends and/or distributions to shareholders	(0.19)	(0.28)	(0.01)	(0.04)

Net asset value, end of period	$9.25	$9.53	$10.08	$9.69

Total Return, at Net Asset Value[3]	(0.99)%	(2.74)%	4.08%	(2.74)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,692	$7,863	$11,051	$964

Average net assets (in thousands)	$5,061	$10,813	$7,800	$450

Ratios to average net assets:[4,5]
Net investment income	3.38%	2.53%	1.64%	0.58%
Expenses excluding specific expenses listed below	1.48%	0.95%	0.51%	1.15%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	1.48%	0.95%	0.51%	1.15%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.63%	0.51%	1.15%

Portfolio turnover rate	2%	52%	107%	5%

1. For the period from December 28, 2012 (commencement of operations) to September 30, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.    Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Includes the Fund’s shares of the allocated expenses and/or net investment income from the Master Funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2016	2.08%
Year Ended September 30, 2015	1.19%
Year Ended September 30, 2014	1.16%
Period Ended September 30, 2013	1.83%

See accompanying Notes to Financial Statements.

25      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS March 31, 2016 Unaudited

1. Organization

Oppenheimer Global Multi-Alternatives Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. At period end, approximately 26.9% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

26      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

2. Significant Accounting Policies (Continued)

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

27      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, based on the negative rolling average balance at an average Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended September 30, 2015, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended September 30, 2015, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended September 30, 2015 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

No expiration	$2,485,264

At period end, it is estimated that the capital loss carryforwards would be $2,642,020, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund

28      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

2. Significant Accounting Policies (Continued)

will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$36,217,319
Federal tax cost of other investments	(1,100,517)

Total federal tax cost	$35,116,802

Gross unrealized appreciation	$444,422
Gross unrealized depreciation	(1,854,089)

Net unrealized depreciation	$(1,409,667)

Recent Accounting Pronouncement. In May 2015, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2015-07. This is an update to Fair Value Measurement Topic 820. Under the amendments in this ASU, investments for which fair value is measured at net asset value per share (or its equivalent) using the practical expedient should not be categorized in the fair value hierarchy. ASU 2015-07 is effective for financial statements issued for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. At period end, the Manager does not believe the adoption of the ASU will have a material effect on the financial statements or disclosures.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing

29      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

30      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

3. Securities Valuation (Continued)

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval

31      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered are not assigned a level, without consideration as to the classification level of the specific investments held by the Underlying Funds.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and

32      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

3. Securities Valuation (Continued)

Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Investment Companies	$25,492,652	$—	$—	$25,492,652
Common Stocks	1,849,583	—	—	1,849,583
Over-the-Counter Options Purchased	—	34,193	—	34,193

Total Investments, at Value	27,342,235	34,193	—	27,376,428
Other Financial Instruments:
Futures contracts	31,808	—	—	31,808
Forward currency exchange contracts	—	20,630	—	20,630

Total Assets excluding investment companies valued using practical expedient	$27,374,043	$54,823	$—	27,428,866

Investment companies valued using practical expedient				7,359,174

Total Assets				$34,788,040

Liabilities Table
Other Financial Instruments:
Options written, at value	$—	$(109,104)	$—	$(109,104)
Futures contracts	(8,318)	—	—	(8,318)
Forward currency exchange contracts	—	(15,631)	—	(15,631)

Total Liabilities	$(8,318)	$(124,735)	$—	$(133,053)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other

33      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Significant Holdings. At period end, the Fund’s investment in Oppenheimer Fundamental Alternatives Fund and Oppenheimer Global Multi Strategies Fund, accounted for 32.17% and 31.61% of the Fund’s net assets, respectively. Additional information on Oppenheimer Fundamental Alternatives Fund and Oppenheimer Global Multi Strategies Fund, including the audited financials, can be found on the SEC website.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (“Master Loan”) and Oppenheimer Master Event-Linked Bond Fund, LLC (“Master Event-Linked Bond”) (the “Master Funds”). Each Master Fund has its own investment risks,

34      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

4. Investments and Risks (Continued)

and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Master Loan is to seek income. The investment objective of Master Event-Linked Bond is to seek total return. The Fund’s investments in the Master Funds are included in the Statement of Investments. The Fund recognizes income and gain/ (loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds. The Fund owns 0.35% of Master Loan and 1.21% of Master Event-Linked Bond at period end.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

35      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

36      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

6. Use of Derivatives (Continued)

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable (or payable) and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign

37      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $9,665,472 and $9,525,455, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

During the reporting period, the Fund had an ending monthly average market value of $1,605,980 and $2,422,630 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include

38      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

6. Use of Derivatives (Continued)

the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $112,292 and $41,092 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial

39      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $97,703 and $29,344 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of
September 30, 2015	610,100,030	$180,697
Options written	1,875,430,370	583,355
Options closed or expired	(15,400,000)	(144,529)
Options exercised	(2,069,888,400)	(466,870)

Options outstanding as of
March 31, 2016	400,242,000	$152,653

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk

40      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

6. Use of Derivatives (Continued)

factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $582,449 on interest rate swaps which receive a fixed rate.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $70,000.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate

41      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as

42      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

6. Use of Derivatives (Continued)

cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end.

		Gross Amounts Not Offset in the Statement of Assets & Liabilities

Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Bank of America NA	$28,536	$(4,401)	$–	$–	$24,135
Citibank NA	1,933	–	–	–	1,933
Deutsche Bank Securities, Inc.	2	(2)	–	–	–
Goldman Sachs Group, Inc. (The)	4,624	(235)	–	–	4,389
Nomura Global Financial Products, Inc.	19,728	(14,058)	–	–	5,670

	$54,823	$(18,696)	$–	$–	$36,127

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end.

		Gross Amounts Not Offset in the Statement of Assets & Liabilities

Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Bank of America NA	$(4,401)	$4,401	$–	$–	$–
Deutsche Bank Securities, Inc.	(100,036)	2	–	–	(100,034)
Goldman Sachs Group, Inc. (The)	(235)	235	–	–	–
HSBC Bank USA NA	(1,854)	–	–	–	(1,854)
JPMorgan Chase Bank NA	(4,151)	–	–	–	(4,151)

43      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Statement of Assets & Liabilities

Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged**	Net Amount

Nomura Global
Financial Products, Inc.	$(14,058)	$14,058	$–	$–	$–

	$(124,735)	$18,696	$–	$–	$(106,039)

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives

Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value

Equity contracts	Variation margin receivable	$10,523*	Variation margin payable	$2,590*
Interest rate contracts	Variation margin receivable		Variation margin payable	3,750*
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	20,630	Unrealized depreciation on foreign currency exchange contracts	15,631
Foreign exchange contracts			Options written, at value	109,104
Foreign exchange contracts	Investments, at value	34,193**

Total		$65,346		$131,075

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts.

The effect of derivative instruments on the Statement of Operations is as follows:

44      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

6. Use of Derivatives (Continued)

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Foreign currency transactions

Equity contracts	$(8,981)	$—	$201,035	$—
Foreign exchange contracts	(188,651)	144,529	—	31,985
Interest rate contracts	—	—	22,628	—

Total	$(197,632)	$144,529	$223,663	$31,985

Amount of Realized Gain or (Loss) Recognized on Derivatives (Continued)
Derivatives Not Accounted for as Hedging Instruments	Swap contracts	Total

Equity contracts	$—	$192,054
Foreign exchange contracts	—	(12,137)
Interest rate contracts	37,060	59,688

Total	$37,060	$239,605

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Futures contracts	Translation of assets and liabilities denominated in foreign currencies

Equity contracts	$37,021	$(38,909)	$21,361	$—
Foreign exchange contracts	(34,886)	53,734	—	(287,006)
Interest rate contracts	—	—	19,070	—

Total	$2,135	$14,825	$40,431	$(287,006)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives (Continued)
Derivatives Not Accounted for as Hedging Instruments	Swap contracts	Total

Equity contracts	$—	$19,473
Foreign exchange contracts	—	(268,158)
Interest rate contracts	1,247	20,317

Total	$1,247	$(228,368)

45      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount

Class A
Sold	129,861	$1,217,122	806,673	$7,975,168
Dividends and/or distributions reinvested	38,071	350,629	63,814	620,273
Redeemed	(260,584)	(2,425,702)	(1,030,220)	(10,069,750)

Net decrease	(92,652)	$(857,951)	(159,733)	$(1,474,309)

Class C
Sold	35,653	$327,620	163,549	$1,591,003
Dividends and/or distributions reinvested	5,587	50,951	10,715	102,973
Redeemed	(64,608)	(589,390)	(140,008)	(1,356,236)

Net increase (decrease)	(23,368)	$(210,819)	34,256	$337,740

Class I
Sold	—	$—	—	$—
Dividends and/or distributions reinvested	1	10	2	14
Redeemed	—	—	(2)	(15)

Net increase (decrease)	1	$10	—	$(1)

Class R
Sold	23,967	$220,826	145,517	$1,424,656
Dividends and/or distributions reinvested	3,954	36,217	4,658	44,994
Redeemed	(29,374)	(273,107)	(59,202)	(576,449)

Net increase (decrease)	(1,453)	$(16,064)	90,973	$893,201

Class Y
Sold	101,930	$952,853	152,112	$1,499,430
Dividends and/or distributions reinvested	12,617	116,451	31,550	306,665
Redeemed	(756,341)	(6,927,468)	(455,870)	(4,414,685)

Net decrease	(641,794)	$(5,858,164)	(272,208)	$(2,608,590)

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$694,270	$8,125,585

46      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.85%
Next $500 million	0.80
Next $4 billion	0.75
Over $5 billion	0.73

The Fund’s effective management fee for the reporting period was 0.85% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will

47      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to

0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the

Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

March 31, 2016	$5,424	$134

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred

48      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

9. Fees and Other Transactions with Affiliates (Continued)

through the Fund’s investments in underlying funds managed by the Manager or its affiliates. During the reporting period, the Manager waived fees and/or reimbursed the Fund $133,408 for management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

49      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

50      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

Trustee and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Mark Hamilton, Vice President
Dokyoung Lee, Vice President
Benjamin Rockmuller, Vice President
Alessio de Longis, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc. All rights reserved.

51      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

● Applications or other forms

● When you create a user ID and password for online account access

● When you enroll in eDocs Direct, our electronic document delivery service

● Your transactions with us, our affiliates or others

● A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

● When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

52      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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55      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.
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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RS1132.001.0316 May 27, 2016

Item 2.  Code of Ethics.

Not applicable to semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Multi-Alternatives Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/13/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/13/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	5/13/2016